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                                                                   EXHIBIT 10.20

                   AMENDMENT TO AGREEMENT AND MUTUAL RELEASE

         This Amendment to Agreement and Mutual Release is entered into by and among Angeles Mortgage Investment Trust, a California business trust ("AMIT"), Angeles Corporation, a California corporation ("Angeles"), and the Committee of Creditors Holding Unsecured Claims (the "Committee") by execution on the dates indicated below.

                                    RECITALS

         A. In January of 1995, AMIT, Angeles, and the Committee entered into an Agreement and Mutual Release (the "Agreement and Mutual Release").

         B. Pursuant to the Agreement and Mutual Release, and as a condition thereof, the parties agreed that the "Settlement Date" as defined therein must occur no later than March 31, 1995, or, the settlement contained in the Agreement and Mutual Release must be approved on motion to the United States Bankruptcy Court having jurisdiction over Angeles' Chapter 11 bankruptcy proceeding (the "Bankruptcy Case") by an order which becomes final and unappealed on or before March 31, 1995. Neither of these events occurred by March 31, 1995.

         C. Pursuant to Paragraph 1.5 of the Agreement and Mutual Release, AMIT, Angeles, and the Committee agreed that, among other things, Angeles would execute and deliver to AMIT an Indemnity Agreement and a Security Agreement (Deposit Account) in order to indemnify and secure Angeles' obligations to AMIT with regard to any losses arising on account of AMIT's
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alleged guaranty (the "PaineWebber Guaranty") of the obligations of Angeles
Housing Concepts, Inc. ("AHC") to PaineWebber Independent Living Mortgage Fund, Inc., a Delaware corporation or PaineWebber Independent Living Mortgage, Inc., II, a Delaware corporation (collectively "PaineWebber"), including, but not limited to, with regard to litigation commenced by PaineWebber against AMIT in the Superior Court of the State of California for the County of Los Angeles as Case No. BC 107487 (the "PaineWebber Litigation").

         D. Subsequent to the execution of the Agreement and Mutual Release, PaineWebber, Angeles and the Committee entered into that certain Agreement for Classification and Treatment of Claims ("the Angeles/PaineWebber Settlement Agreement"). The effectiveness of the Angeles/PaineWebber Settlement Agreement, was conditioned upon, among other things, the execution by PaineWebber and AMIT of the Settlement Agreement, a true and correct copy of which is attached hereto as Exhibit "1" (the "AMIT/PaineWebber Settlement Agreement").

         E. Pursuant to the AMIT/PaineWebber Settlement Agreement, among other things, AMIT agreed to pay PaineWebber the aggregate sum of $1.0 Million in satisfaction of all claims which PaineWebber might have against AMIT under the PaineWebber Guaranty, conditioned upon Angeles paying to AMIT the sum of $1.0 Million (which $1.0 Million payment would then be used by AMIT to fund the AMIT/PaineWebber Settlement) plus reimbursement of AMIT's costs and attorneys' fees relative to the PaineWebber Guaranty.


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         F. The parties now enter into this Amendment to Agreement and Mutual
Release for the purpose of extending the Settlement Date, modifying the terms of the Agreement and Mutual Release with regard to Angeles' indemnification of AMIT on account of the PaineWebber Guaranty, and such additional modifications as are hereinafter set forth.

         NOW, THEREFORE, BASED UPON THE FOREGOING RECITALS, THE PARTIES AGREE AS FOLLOWS:

         1. Paragraph No. 2.1 of the Agreement and Mutual Release is hereby amended so as to change the date of "March 31, 1995" to "April 14, 1995".

         2. Paragraph No. 1.5 and Exhibits "F" and "G" to the Agreement and Mutual Release are hereby stricken in their entity, and the following Paragraph
1.5 is inserted in place of the form of Paragraph No. 1.5 contained in the Agreement and Mutual Release:

         "1.5 PaineWebber Indemnification.

                  1.5.1 Not later than the Settlement Date, in addition to all other sums due by Angeles to AMIT hereunder, Angeles shall pay to or for the benefit of AMIT the following sums on account of the obligations Angeles and Angeles Housing Concepts, Inc. ("AHC") under the terms of the April 21, 1992 Fee and Indemnification Agreement (as amended effective July 20, 1992) executed by Angeles and AHC in favor of AMIT and pertaining to AMIT's alleged Guaranty (the "PaineWebber Guaranty") of the obligations of AHC to PaineWebber Independent Living


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         Mortgage Fund, Inc., a Delaware corporation or PaineWebber Independent
         Living Mortgage, Inc., II, a Delaware corporation (collectively "PaineWebber")":

                           1.5.1.1 The sum of $1.0 Million which shall be paid
                  directly by Angeles to PaineWebber in satisfaction of AMIT's obligations to PaineWebber under the AMIT/PaineWebber Settlement Agreement.

                           1.5.1.2 A sum equal to all reasonable costs and
                  attorneys' fees incurred by AMIT as of the Settlement Date with regard to the case now pending before the Superior Court of the State of California for the County of Los Angeles as Case Number BC 107487 (the "PaineWebber Litigation") and any reasonable costs and attorneys' fees incurred by AMIT as of the Settlement Date with regard to any other action taken by PaineWebber against AMIT arising under or in connection with the PaineWebber Guaranty, including, but not limited to, reasonable costs and attorneys' fees incurred by AMIT relative to the negotiation and preparation of the AMIT/PaineWebber Settlement Agreement. Should a dispute arise as to the reasonableness of the attorneys' fees or costs, it will be resolved by motion made to the Bankruptcy Court before whom the Bankruptcy Case is now pending under standards applicable to counsel representing creditors whose employment is not subject to Bankruptcy Court approval (i.e., under generally accepted standards for State Court practitioners).


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                  1.5.2 Angeles hereby agrees to indemnify, defend and hold AMIT harmless from and against any and all claims, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) arising from or relating to any action or proceeding brought or taken against AMIT by PaineWebber on account of the PaineWebber Guaranty (the "PaineWebber Action"). Notwithstanding the foregoing, nothing herein is intended as an admission by AMIT, Angeles, or the Committee that, after payment by Angeles to PaineWebber of the sums referenced in Paragraph No. 1.5.1.1 hereof, PaineWebber will have any right to bring any PaineWebber Action against AMIT, it being the position of Angeles, the Committee and AMIT that PaineWebber would not be entitled to bring any PaineWebber Action after such payment."

         3. Exhibit "A" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "A".

         4. Exhibit "B" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "B".

         5. Exhibit "C" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "C".

         6. Exhibit "D" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "D".


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         7. Exhibit "E" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "E".

         8. Exhibits "F" and "G" are intentionally omitted from this Amendment to Agreement and Mutual Release.

         9. Exhibit "H" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "H".

         10. Exhibit "I" to the Agreement and Mutual Release is hereby amended in the form attached hereto as Exhibit "I".

         11. Paragraph 1.7.3.1 of the Agreement and Mutual Release shall be deleted and replaced with the following:

                  "1.7.3.1 Angeles Related Parties: Conditioned upon timely performance by Angeles in accordance with Paragraph 1 of this Agreement and Mutual Release: (a) Angeles' and its direct and indirect subsidiaries' officers and directors who were officers or directors of Angeles or its direct and indirect subsidiaries as of May 3, 1993 (the "Officers and Directors"), and (b) Angeles' affiliates (as defined in 11 U.S.C. Section 101(2) other than MAE GP Corporation ("MAE GP") or any person or entity which is or was an "affiliate" of Angeles solely on account of MAE GP's ownership of the AMIT Class B Shares) or an insider (as defined in 11 U.S.C. Section 101(31) other than the Officers and Directors; or


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         MAE GP or any person or entity, which is or was an "insider" of Angeles solely on account of MAE GP's ownership of the AMIT Class B Shares) of Angeles, or an agent, attorney, trustee, officer, or director of any of said affiliates or insiders (said agents, attorneys, affiliates, and insiders shall hereinafter collectively be referred to as the "Non-Officers and Non-Directors"), shall have the option of entering into a Mutual Release with AMIT. The Mutual Release between AMIT and the Officers and Directors will be in the form attached hereto as Exhibit "J-1". The Mutual Release between AMIT and the Non-Officers and Non-Directors will be in the form attached hereto as Exhibit "J-2". Any Officer or Director or Non-Officer or Non-Director electing to execute a Mutual Release with AMIT, must do so by executing the applicable Mutual Release and transmitting the original thereof to AMIT at the address specified below no later than 120 days following the Settlement Date. Upon timely execution and delivery of the applicable Mutual Release by an Officer or Director or a Non-Officer or Non-Director, such party shall be released from all claims and causes of action specified in the applicable Mutual Release, whether or not AMIT executes such Mutual Release."

         12. Exhibit "J" to the Agreement and Mutual Release is deleted and replaced by Exhibits "J-1" and J-2" hereto.


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         13. Except as otherwise expressly set forth herein, the Agreement and
Mutual Release shall remain in full force and effect and the terms thereof are incorporated herein by this reference.



DATED:  April   , 1995                       ANGELES MORTGAGE INVESTMENT TRUST,
              --                             a California business trust

                                             By:
                                                --------------------------------

                                                Its:
                                                    ----------------------------

DATED:  April   , 1995                       ANGELES CORPORATION,
              --                             a California corporation

                                             By:
                                                --------------------------------

                                                Its:
                                                    ----------------------------

DATED:  April   , 1995                       THE COMMITTEE OF CREDITORS HOLDING
              --                             UNSECURED CLAIMS

                                             By:
                                                --------------------------------

                                                Its:
                                                    ----------------------------


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